UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 05, 2026

EIKON THERAPEUTICS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-43085	84-2807586
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

230 Harriet Tubman Way
Millbrae, California		94030
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (341) 777-0566

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	EIKN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 5, 2026, the Board of Directors (the “Board”) of Eikon Therapeutics, Inc. (the “Company”) appointed Ma. Fatima D. Francisco to the Board as a Class I director, effective June 15, 2026. Ms. Francisco has been appointed to serve until the Company’s annual meeting of stockholders to be held in 2027, or until her successor is duly elected and qualified or her earlier death, disqualification, resignation or removal. Ms. Francisco will initially serve on the Compensation Committee of the Board.

Ms. Francisco is eligible to participate in the Company’s 2026 non-employee director compensation program, which provides for an annual retainer of $50,000 for her Board service, paid in equal quarterly installments and prorated based on days served in any particular fiscal quarter, plus an initial award of an option (the “Option”) to purchase 85,937 shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”). The Option has an exercise price equal to $8.96 per share, the closing price of the Common Stock on the Nasdaq Global Select Market on the date of the grant. The Option will vest and become exercisable in 48 substantially equal monthly installments following the date of grant, subject to Ms. Francisco’s continued service on the Board through each such vesting date. Ms. Francisco has also entered into the Company’s standard indemnification agreement for directors and officers.

There were no arrangements or understandings between Ms. Francisco and any other persons pursuant to which she was selected as a director, and there are no related person transactions within the meaning of Item 404(a) of Regulation S-K promulgated by the Securities and Exchange Commission between Ms. Francisco and the Company required to be disclosed herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Eikon Therapeutics, Inc.

Date:	June 10, 2026	By:	/s/ Alfred Bowie, Ph.D.
Alfred Bowie, Ph.D. Chief Financial Officer